UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  August 4, 2009



                                LANDAUER, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)



             1-9788                                  06-1218089
     ------------------------           ------------------------------------
     (Commission File Number)           (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois                    60425
----------------------------------------             ----------
(Address of Principal Executive Offices)             (Zip Code)



                                (708) 755-7000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]       Written communications pursuant to Rule 425 under the
             Securities Act (17 CFR 230.425)

  [  ]       Soliciting material pursuant to Rule 14a-12 under the
             Exchange Act (17 CFR 240.14a-12)

  [  ]       Pre-commencement communications pursuant to Rule 14d-2(b)
             under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]       Pre-commencement communications pursuant to Rule 13e-4(c)
             under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

             On August 4, 2009, Landauer, Inc. issued a News Release announcing its earnings for the third fiscal quarter ended June 30, 2009. A copy of the News Release is furnished as
             Exhibit 99.1 to this current report on Form 8-K.



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (d)    Exhibits.

             99.1  News Release, dated August 4, 2009
























































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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               LANDAUER, INC.


Dated:  August 4, 2009         /s/ Jonathon M. Singer
                               -------------------------------------------
                               Jonathon M. Singer
                               Senior Vice President, Finance,
                               Secretary, Treasurer, and
                               Chief Financial Officer
                               (Principal Financial and Accounting Officer)




















































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


                                 EXHIBIT INDEX



EXHIBIT
NO.          DESCRIPTION
--------     -----------

 99.1        News Release, dated August 4, 2009





























































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